Exhibit 99.2

VUZIX

FACTSHEET

May 2019 NASDAQ: VUZI

Company Description

Company Overview	Leading provider of Smart Glasses and AR wearable display technology for enterprise and consumers
Founded & IPO	Company was founded in 1997; IPO was in 2009
Headquarters	West Henrietta, NY (suburb of Rochester)
Revenue	2016A: $2.1 million 2017A: $5.5 million 2018A: $8.1 million
Ownership	CEO and CFO together own ~13% Intel Corporation (~15%) – Series A Preferred

Key Investment Highlights

- Vuzix is an industry leader in terms of customer count, technology expertise and product breadth
- The augmented reality (AR) wearables market is projected to soar to 25M+ units/year by 2022
- 1000+ enterprise customer trials to date with many starting to place initial deployment orders
- Tier-one OEM co-branding of products and initial shipments of next gen waveguide-based solutions
- Substantial tier-one OEM opportunities exist for Vuzix' proprietary waveguide optics
- A debt-free balance sheet with $10.1M in cash

Vuzix supplies leading edge augmented reality solutions to broad market verticals

M-Series Smart Glasses



Enterprise B2B

Blade Smart Glasses



Enterprise B2B & B2C, Prosumers

Waveguide Optics



Aircraft/vehicle HUDs, OEM white labels

Industry leadership driven by major partnerships for product supply, design and marketing

QUALCOMM

- XR-1 based next-gen M400
- Product will be a technology leader when it's rolled out



EATON

- Joint development agreement
- ATEX-certified M300 variant
- Co-branded and jointly sold



verizon

- 3-year reseller agreement
- All Vuzix products to be sold
- 3000+ enterprises targeted
- Deployments versus pilots
- Potential to expand to 5G, education, first responder and B2C market verticals

Vuzix M-Series



VUZIX

- Enterprise AR smart glasses designed for commercial usage
- Established ecosystem of VARs and system integrators
- More than 18,000 Vuzix AR smart glasses in the field
- 1000+ enterprise trials to date versus 350 at 2017 year end
- Global strategies in place to accelerate enterprise adoption
- Customer orders and RFQs are continuing to expand in size
- Next generation M400 Smart Glasses will ship summer 2019
- ATEX-certified intrinsically safe variant will ship fall 2019

Vuzix Blade



- World's first pair of truly wearable AR glasses
- First product to incorporate Vuzix' latest waveguide optics
- Manufacturing levels continue to ramp
- Commercial version launched; script inserts available
- Allows users' phones to be kept in their pockets by providing first true hands-free communication
- Growing software base including Amazon Alexa, Yelp, Google Assistant, AccuWeather and many others coming soon

Vuzix Waveguide Optics



- Patent protected disruptive technology able to drive third party OEM designs of true AR smart glasses
- Weight, size, cost and optical performance improvements over alternative solutions
- State-of-the art production facility in Rochester, NY HQ
- Custom tool-making equipment, procedures, polymers, and replication equipment all designed and owned by Vuzix

Other Revenue Drivers: Toshiba OEM Deal, Non-Commercial Markets and Vuzix Remote Assistant

Toshiba AR100



- Co-branded enterprise solution package with Toshiba Dynabook wearable computer
- Produced by Vuzix/Sold and marketed by Toshiba

New Market Opportunities

First Responders



POLICE
FIRE
DEPT
EMT

Defense



Vuzix Remote Assistant



- Remote video field support solution
- Click and connect software that connects multiple viewers
- Bundled 1-year subscriptions for M-Series Smart Glasses

Additional Information

Investor Inquiries
Ed McGregor, CFA
Director of Investor Relations
+1 585-359-5985
ed_mcgregor@vuzix.com

Sell-Side Coverage
Alliance Global Partners: Brian Kinstlinger
Chardan Capital Mkts: Jim McIlree
Craig-Hallum: Christian Schwab
Maxim Group: Nehal Chokshi

Disclaimer: *Except for historical information contained herein, the statements in this fact sheet, dated May 2019, are forward looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A fuller discussion of Vuzix Corporation risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission.*